Earnings Conference Call

4th Quarter & Year End 2017

February 22, 2018

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "estimates," "expects," "guidance," "intends," "potential," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) the expense and risk of capital expenditures for infrastructure and ability to recover such costs; (c) changes in customer growth rates, loss of significant customers, and related changes in loads; (d) the impacts of changes in economic conditions, including on customer demand; (e) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena; (f) advancement of technologies that reduce customer demand; (g) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (h) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (i) the ability to acquire fuel and power from suppliers on reasonable terms; (j) accidents, fires, explosions, and mechanical breakdowns, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (k) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (l) disruptions or outages of Idaho Power's generation or transmission systems or of any interconnected transmission system; (m) the ability to obtain debt and equity financing when necessary and on reasonable terms; (n) reductions in credit ratings and potential reduction in liquidity; (o) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (p) the magnitude of future benefit plan funding obligations; (q) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (r) changes in tax laws and the availability of tax credits; (s) employee workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; (t) the failure to comply with state and federal laws, regulations, and orders; (u) the inability to obtain or cost of obtaining and complying with government permits and approvals; (v) the cost and outcome of litigation, dispute resolution and regulatory proceedings; (w) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber-attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (x) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; and (y) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today



Darrel Anderson
IDACORP President
& Chief Executive Officer



Steve Keen
IDACORP Senior Vice President,
Chief Financial Officer, & Treasurer

Earnings Performance

IDACORP, Inc. Net Income and Earnings Per Diluted Share

(Thousands Except for Per Share Amounts)

	Three Months Ended December 31		Year Ended December 31	
	2017	2016	2017	2016
Net Income	$ 38,852	$ 33,213	$ 212,419	$ 198,288
Average shares outstanding– diluted	50,474	50,407	50,424	50,373
Earnings per diluted share	$ 0.77	$ 0.66	$ 4.21	$ 3.94

2016 to 2017

IDACORP, Inc. Net Income (millions)

Net Income – For the Year Ended December 31, 2016		**$ 198.3**
Increase (decrease) in Idaho Power net income:		
Customer growth, net of associated power supply costs and power cost adjustment mechanisms	$ 9.2	
Usage per customer, net of associated power supply costs and power cost adjustment mechanisms	9.9	
Fixed cost adjustment revenues	(12.1)	
Revenues per MWh, net of associated power supply costs and power cost adjustment mechanisms	34.1	
Transmission wheeling and other revenue	11.9	
Other operating and maintenance expenses	2.2	
Depreciation expense	(18.4)	
Other changes in operating revenues and expenses, net	(1.2)	
Increase in Idaho Power operating income	35.6	
Earnings of unconsolidated equity-method investments	(1.6)	
Non-operating income and expenses, net	(2.8)	
Income tax expense	(14.1)	
Total increase in Idaho Power net income		17.1
IDACORP income in 2016 from legal settlement (net of tax)		(3.7)
Other IDACORP changes (net of tax)		0.7
Net Income – For the Year Ended December 31, 2017		**$ 212.4**

Operating Cash Flows

(millions)

IDACORP	Year Ended December 31	
	2017	2016
Net Cash Provided by Operating Activities	$ 438.0	$ 347.7

Liquidity (millions)	As of December 31, 2017	
	IDACORP[(1)]	Idaho Power
Revolving Credit Facility – Expires November 2022	$ 100.0	$ 300.0
Commercial Paper Outstanding	–	–
Identified for Other Use[(2)]	–	(24.2)
Total	$ 100.0	$ 275.8

(1) Holding company only.

(2) Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

2018 Earnings Per Share Guidance & Estimated Key Financial & Operating Metrics

(Millions Except for Per Share Amounts)

	Performance Metrics	
	2018 Estimates[1]	2017 Actual
IDACORP Earnings Per Diluted Share Guidance[2]	$ 4.10 - $ 4.25	$ 4.21
Idaho Power Operations & Maintenance Expense	$ 345 – $ 355	$ 350
Idaho Power Additional Amortization of ADITC	Less Than $ 5	None
Idaho Power Capital Expenditures Excluding AFUDC	$ 280 – $ 290	$ 277
Idaho Power Hydroelectric Generation (MWhs)	7.5 – 9.5	8.9

[1] As of February 22, 2018.

[2] The 2018 guidance incorporates all of the key financial and operating assumptions listed below.

Growth & Economic Expansion


Idaho is Nation's Fastest-Growing State
Population Change From July 1, 2016, to July 1, 2017
Percent population change
Greater than 2.0
0.5 to 2.0
0.0 to 0.4
Population loss
Percent change by region
Northeast 0.2
Midwest 0.3
South 1.0
West 1.0
United States Census Bureau
U.S. Department of Commerce
Economics and Statistics Administration
U.S. CENSUS BUREAU
census.gov
Source: Vintage 2017 Population Estimates
www.census.gov/programs-surveys/popest


Idaho Power Customer Growth
2.0%
545,000
535,000
525,000
515,000
505,000
495,000
2013
2014
2015
2016
2017

No. 1 Fastest Growing State (Idaho)

— U.S. Census Bureau, published December 2017

No. 5 Cheapest States to Raise a Family (Idaho)

- Huffington Post, December 2017

No. 3 Year Over Year Job Growth (Boise)

— Milken Institute, January 2018

No. 8 Safest Cities in the World (Boise)

— MSN, December 2017

Low Cost Energy – Attracting Investment


Jacksons
Jacksons
ANY SIZE DRINKS $1


ethereum


IDAHO
Caldwell
Boise
Pocatello


Average Industrial Rates per kWh
0.07
0.06
0.05
Industrial
Idaho Power
National Average

Regulatory & Project Updates

IDACORP





Tax Reform Dockets

Working with Idaho and Oregon Regulators Toward Positive Outcomes

500 kV Transmission Line Update

Boardman-to-Hemingway: Received Bureau of Land Management Record of Decision in Q4

Hells Canyon Complex Reasonableness Review

Idaho Settlement Stipulation Filed, Awaiting Approval

2018 Business Strategy

IDACORP

Mission
Prosper by providing reliable, responsible, fair-priced energy services, today and tomorrow.

Vision
To be regarded as an exceptional, independent, integrated electric utility.

Values
Integrity, Safety, and Respect

Grow to Enhance Financial Strength
- Enhance Business Development Initiatives
- Find New Revenue Opportunities
- Promote and Engage in Electrification
- Optimize Wholesale Transmission and Energy Sales

Improve the Core Business
- Upgrade Infrastructure for Growth, Technology Changes, Renewable Energy Integration, and Flexibility
- Evaluate and Control Expenditures and Continue Efficient Operations
- Use Technology to Enhance the Grid, System Reliability, and Safety
- Implement Rate Structures that are Fair and Reasonable to All Customers

Enhance Idaho Power's Brand
- Enhance Our Customers' Experience and Interactions
- Continue Environmental Stewardship and Emission Reductions
- Continue Constructive Regulatory Relationships and a Regulatory Compliance Mindset

Focus on Safety & Employee Engagement
- Continue a Strong Focus on Safety and Reducing Injuries
- Focus on Employee Engagement and Leadership Development

IDACORP is committed to its focus on competitive total returns and generating long-term value for shareholders.

In executing on the focus areas above, IDACORP seeks to balance the interest of shareowners, Idaho Power customers, employees, and other stakeholders. Idaho Power is working to continue to provide safe, affordable, reliable service to its customers from a diversified source of generation resources, with continued commitment to strong, sustainable financial results and credit ratings.

Managing Environmental Impact

2017 Power Supply at Idaho Power



Purchased Power - CSPP*, 16%
Purchased Power - Other, 8%
Natural Gas, 8%
Coal, 18%
Hydro, 50%

* Cogeneration and small power production



Weather Outlook

March Through May 2018

Precipitation



A
EC
EC

Temperature



B

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation
- 60% Chance of Above Normal Precipitation

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature
- 50% Chance of Below Normal Temperature
- 60% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce, February 15, 2018

Contact Information

Investors & Analysts

Justin S. Forsberg
Director of Investor Relations
(208) 388-2728
JForsberg@idacorpinc.com

Media

Jordan Rodriguez
Corporate Communications
(208) 388-2460
JRodriguez@idahopower.com